SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             -----------------------




                                    Form 8-K




                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                         Date of Report: August 1, 2001
                        (Date of earliest event reported)




                          Pre-Paid Legal Services, Inc.
             (Exact name of registrant as specified in its charter)



                          (Commission File No. 1-9293)





          Oklahoma                                       73-1016728
 (State or other jurisdiction               (I.R.S. Employer Identification No.)
        of incorporation)


       321 East Main Street
           Ada, Oklahoma                                    74821-0145
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:       (580) 436-1234


Item 4.    Changes in Registrant's Certifying Accountant


On August 1, 2001, Pre-Paid Legal Services, Inc. (the "Company") and its independent auditor, Deloitte & Touche LLP ("Deloitte"), reached a mutual agreement to cease their client-auditor relationship. Deloitte's reports on the Company's financial statements for 1999 and 2000 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principle. The mutual agreement to cease the client-auditor relationship was approved by the Company's audit committee of the Board of Directors.

During the Company's two most recent fiscal years and the subsequent interim period preceding the mutual agreement to cease the client-auditor relationship there were no disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreement in connection with its report, except as described in the following paragraph.

On July 30, 2001, the Company publicly announced that, although it believed its historical accounting policies for commission advance receivables were in compliance with generally accepted accounting principles ("GAAP"), it had decided not to further contest the SEC's conclusion that the Company's advance commission payments should be expensed over the one month term of the Company's legal plan membership contracts. Accordingly, the Company announced that it would amend its previously filed SEC reports to restate its financial statements to reflect the SEC's conclusion. In addition, the Company prepared its interim financial statements for the three- and six-month periods ended June 30, 2001, in accordance with the revised accounting policy reflecting the SEC's conclusion. Deloitte has informed the Company and has publicly announced that Deloitte continues to believe that the Company's historical accounting for commission advances was correct and in compliance with GAAP, that Deloitte respectfully disagrees with the SEC staff's interpretation of GAAP in this case and the SEC's decision to require that the Company restate its financial statements, and that Deloitte is therefore unable to render an unqualified opinion with respect to the Company's restated financial statements. Deloitte previously issued an unqualified opinion on the December 31, 2000 financial statements contained in the Company's Form 10-K and have issued unqualified opinions for each of the previous six years. Because an unqualified opinion is necessary for the Company to be in compliance with the SEC reporting requirements and Deloitte is unable to render such an opinion, the Company had no choice but to seek another auditor. Accordingly, Deloitte and the Company, after discussion of these issues with the Company's audit committee, agreed to cease the client-auditor relationship. The Company has authorized Deloitte to respond fully to the inquiries of the Company's successor accountant concerning this matter.

Except for the matter described in the preceding paragraph, during Pre-Paid Legal Services, Inc.'s two most recent fiscal years and the subsequent interim period preceding the mutual agreement to cease the client-auditor relationship there were no "reportable events" as set forth in Item 304 of regulation S-K.

Deloitte has provided the Company with a letter which is filed as an exhibit to this report by which Deloitte agrees with the foregoing statements.

The Company, through its audit committee, has undertaken the process of selecting a new auditor.


Item 7.    Financial Statements and Exhibits

         The following exhibits are filed as a part of this report:

Exhibit No.              Description
-----------              ------------

16                       Letter dated August 2, 2001 from Deloitte & Touche, LLP
99.1                     Company Press Release dated August 1, 2001



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   PRE-PAID LEGAL SERVICES, INC.


                                   By:  /s/ Randy Harp
                                        ----------------------------------------
Date:  August 3, 2001                   Randy Harp, Chief Operating Officer



                                INDEX TO EXHIBITS





Exhibit No.              Description
-----------              -----------

16                       Letter dated August 2, 2001 from Deloitte & Touche, LLP

99.1                     Company Press Release dated August 1, 2001




Exhibit 16
----------





August 2, 2001

Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C.  20549

Dear Sirs/Madams:

We have read and agree with the comments in Item 4 of Form 8-K of Pre-Paid Legal Services, Inc. dated August 1, 2001.

Yours truly,

/s/Deloitte & Touche LLP


Deloitte & Touche LLP
Tulsa, Oklahoma




Exhibit No.                  Description
-----------                  -----------

99.1                         Company Press Release dated August 1, 2001




For Immediate Release                             Company         Melanie Lawson
Wednesday, August 1, 2001                         Contact:        (580) 436-1234


               SEC Decision Results in Pre-Paid Changing Auditors

     ADA, OK, August 1, 2001 - Pre-Paid Legal Services, Inc. (NYSE:PPD) (the "Company"), announced on July 30, 2001 that it will amend its previously filed Securities and Exchange Commission ("SEC") reports to restate the Company's financial statements to reflect the SEC's decision that the Company's advance commission payments should be expensed when paid. The Company announced today that the independent auditing firm of Deloitte & Touche LLP ("Deloitte") has informed the Company that Deloitte continues to believe that the Company's historical accounting for commission advances was in full compliance with Generally Accepted Accounting Principles ("GAAP"), and will not be able to issue an unqualified opinion on the Company's restated financial statements. Deloitte previously issued an unqualified opinion on the December 31, 2000 financial statements contained in the Company's Form 10-K and have issued unqualified opinions for each of the previous six years. As a result, the Company and Deloitte have mutually agreed that Deloitte will no longer be engaged as the Company's independent auditor.

     Randy Harp, COO, stated, "Like Deloitte, we continue to believe our historical accounting was in accordance with GAAP but as an SEC reporting company we are obliged to defer to the SEC's decision on the application of GAAP. We are very appreciative of all the support that Deloitte has displayed throughout the SEC review process and have enjoyed our 7-year relationship with Deloitte. We regret that the circumstances leave us no choice but to make this mutual decision."

     The Company will file a required SEC report on Form 8-K with the SEC within the next few days relating to termination of Deloitte's engagement. The Company, through its Audit Committee, will immediately begin the process of selecting new auditors.

     About Pre-Paid Legal Services
     -----------------------------
     Pre-Paid Legal Services develops and markets legal service plans across North America. The plans provide for legal service benefits, including unlimited attorney consultation, will preparation, traffic violation defense, automobile-related criminal charges defense, letter writing, document preparation and review and a general trial defense benefit. More information can be located at the Company's homepage on the worldwide web at http://www.prepaidlegal.com.

         Forward Looking Statements
         --------------------------
     Statements in this press release, other than purely historical information, including those contained in the comments above by Randy Harp and the comments regarding the Company's financial statements and statements relating to estimates, projections and the Company's future plans and objectives and expected operating results, and statements of the assumptions underlying such statements, constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. The forward-looking statements contained herein are based on certain assumptions which may not be correct. They are subject to all of the risks and uncertainties incident to the Company's business which are described in the reports and statements filed by the Company with the Securities and Exchange Commission, including (among others) those listed in the Company's Form 10-K. Please refer to page 30 of the Company's 2000 Form 10-K and page 13 of the Company's March 31, 2001 Form 10-Q for a more complete description of the factors that could cause actual results to differ materially from those described in the forward-looking statements. The Company undertakes no duty to update any of the forward-looking statements in this letter.